Exhibit 10.2

			 RESTRICTED STOCK PLAN
		       FOR NON-EMPLOYEE DIRECTORS
				   OF
			 SEALED AIR CORPORATION,
			       AS AMENDED

	  Section 1. Purpose. The Restricted Stock Plan for Non-Employee Directors (the "Plan") of Sealed Air Corporation (the "Corporation") is designed to enhance the ability of the Corporation to attract, retain and motivate Non-Employee Directors (as defined in Section 3) of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the Corporation's Common Stock. It is the intention of the Plan to provide for payment in shares of the Corporation's common stock, par value $0.01 per share ("Common Stock"), of all or a portion of the annual retainer paid to each Non-Employee Director for serving as a director of the Corporation.

	  Section 2. Stock Available. The stock subject to the Plan shall be such authorized but unissued or treasury shares of Common Stock as shall from time to time be available for issuance pursuant to the Plan. The total amount of Common Stock which may be issued pursuant to the Plan is 75,000 shares, subject to adjustment in accordance with the provisions of Section 7.

	  Section 3. Eligibility. Each Non-Employee Director of the Corporation shall be eligible to participate in the Plan. As used in the Plan, the term "Non-Employee Director" shall include any person who, at the time of his or her election to the Board of Directors of the Corporation, is not an officer or employee of the Corporation or any of its Subsidiaries (as such term is defined in Section 16). Any Non-Employee Director who becomes an officer or employee of the Corporation or any of its Subsidiaries shall cease to be eligible to participate in the Plan for so long as such person remains as such an officer or employee.

	  Section 4. Grants of Shares. Grants of shares of Common Stock available for issuance under the Plan shall be made as follows:

	  (a) Initial Grants. On the date any Non-Employee Director is first elected a director of the Corporation on or after the Effective Date (as defined in Section 20) of the Plan, such Non-Employee Director shall receive a grant of 500 shares of Common Stock pursuant to the Plan; provided that such grant shall not be made to a Non-Employee Director who was, within twelve (12) months immediately preceding his or her election as a director, an officer or employee of the Corporation or any of its Subsidiaries.

	  (b) Annual Grants. On the date on which each Non-Employee Director is elected a director of the Corporation at each annual meeting of the stockholders of the Corporation, held on or after the Effective Date of the Plan, such Non-Employee Director shall receive a grant of shares of Common Stock pursuant to the Plan calculated by dividing $15,000 by the Fair Market Value per Share (as defined in Section 4(d)) of the Corporation's Common Stock at the close of business on such date. In the event that such quotient is other than a round lot of shares of the Corporation's Common Stock, the number of shares to be issued to such Non-Employee Director pursuant to such grant shall be rounded up or down to the next nearest round lot in accordance with
Section 4(e).

	  (c) Interim Grants. In the event that, on or after the Effective Date of the Plan, any Non-Employee Director is elected a director at other than an annual meeting of the stockholders of the Corporation, in addition to any shares of Common Stock granted to such director pursuant to Section 4(a), such Non-Employee Director shall also receive on the date of such Non-Employee Director's election a grant of shares of Common Stock pursuant to the Plan calculated by (i) dividing $15,000 by the Fair Market Value Per Share of the Corporation's Common Stock at the close of business on such date and (ii) multiplying such quotient by a fraction the numerator of which shall be the number of days remaining from the date of such Non-Employee Director's election to the date of the next annual meeting of the stockholders of the Corporation provided for in accordance with the By-Laws of the Corporation as then in effect and the denominator of which shall be 365. In the event that such product is other than a round lot of shares of the Corporation's Common Stock, the number of shares to be issued to such Non-Employee Director pursuant to such grant shall be rounded up or down to the next nearest round lot in accordance with Section 4(e).

	  (d) Fair Market Value Per Share. As used in the Plan, the term "Fair Market Value Per Share" shall mean the last sales price of the Common Stock as reported on the composite transaction reporting system for New York Stock Exchange listed issues on the day on which a grant is made pursuant to the Plan or, if no sales occurred on such date, the last sales price on such composite transaction reporting system on the most recent day prior to such day on which a sale occurred.

	  (e) Rounding. In the event that rounding of a grant is required pursuant to Section 4(b) or 4(c), an odd lot of 50 or more shares of Common Stock shall be rounded to the next highest round lot and an odd lot of less than 50 shares of Common Stock shall be rounded to the next lowest round lot.

	  (f) Non-Transferability of Grants. Except as provided below, no grant of shares of Common Stock pursuant to the Plan shall be transferable by the recipient of such grant, and no shares of Common Stock issued pursuant to the Plan, or any interest therein, may be sold, transferred, pledged, encumbered or otherwise disposed of (including without limitation by way of gift o r donation) by the Non-Employee Director to whom such shares are issued as long as such Non-Employee Director shall remain a director of the Corporation. Each Non-Employee Director may provide the Corporation with a written designation in form satisfactory to the Corporation's counsel designating a person or persons ("Beneficiary") entitled to receive shares to be issued pursuant to a grant of shares under the Plan upon the death of such Non-Employee Director after such grant but prior to the issuance of shares pursuant to such grant. The Corporation shall honor each such written designation, provided that the Beneficiary named in such designation shall take all steps necessary to comply with the Plan, including the payment of the Issue Price (as defined below) for such shares if not paid by the Non-Employee Director and the execution of any agreement reasonably required by counsel to the Corporation in order to comply with the Plan or with federal or state securities laws or other legal requirements.

	  (g) Execution of Agreement. Each grant of Common Stock pursuant to this Section 4 shall be contingent upon and subject to (i) payment by such Non-Employee Director pursuant to Section 5 of the Issue Price for the shares covered by such grant and (ii) the execution by the Non-Employee Director (or by his or her Beneficiary) of a document agreeing to hold the shares of Common Stock covered by such grant in accordance with the terms and conditions of the Plan (including without limitation Sections 4(c) and 13) and containing such other terms and conditions as may be required by counsel to the Corporation in order to comply with federal or state securities laws or other legal requirements.

	  Section 5. Issue Price of Common Stock. Prior to the issuance of Common Stock to a Non-Employee Director pursuant to the Plan, the Non-Employee Director shall pay to the Corporation an amount of money per share ("Issue Price") equal to the lesser of (a) $1.00 per share and (b) ten percent (10%) of the Fair Market Value Per Share thereof; provided, however, that such amount shall not be less per share than the par value per share of the Common Stock. The Issue Price for shares of Common Stock granted pursuant to the Plan shall be tendered to the Corporation within thirty (30) days after notice of the amount thereof is given by the Corporation to the recipient of such shares.

	  Section 6. Change in Control. Notwithstanding any other provision of the Plan, in the event that (i) the Corporation is merged into or consolidated with another corporation or other entity and as a result of such merger or consolidation less than 70% of the combined voting power of the outstanding voting securities of the surviving or resulting corporation or other entity shall, after giving effect to such merger or consolidation, be "beneficially owned" (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act")) in the aggregate, directly or indirectly, by the former stockholders of the Corporation (excluding from such computation any such securities beneficially owned, directly or indirectly, by "affiliates" of the Corporation (as defined in Rule 12b-2 under the Securities Exchange Act) and any such securities so beneficially owned, directly or indirectly, by a party to such merger or consolidation), (ii) the Corporation shall sell all or substantially all of its assets, (iii) any "person" is or becomes the "beneficial owner" (as the terms "person" and "beneficial owner" are used in Sections 13(d) and 14(d) of the Securities Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities, (iv) as a result of any solicitation subject to Rule 14a-11 under the Securities Exchange Act (or any successor rule thereto) one or more persons not recommended by or opposed for election to the Board of Directors by one-third or more of the directors of the Corporation then in office is or are elected a director of the Corporation, or
(v) the Corporation shall become subject for any reason to a voluntary or involuntary dissolution or liquidation, then, in any such event, as of the close of business at the principal executive office of the Corporation on the business day immediately preceding the date on which such event occurs, for purposes of the Plan and to the extent that the provisions of the Plan remain applicable to shares granted under the Plan, the restriction provided for in
Section 4(f) of the Plan shall without further act expire and cease to apply to any securities granted under the Plan, the requirement of a legend on stock certificates provided for in Section 9 of the Plan shall without further act expire and cease to apply to any securities granted under the Plan, and each Non-Employee Director holding shares issued under the Plan shall thereupon have the right to receive an unlegended certificate as set forth in the last sentence of Section 9 of the Plan.

	  Section 7. Adjustments. In the event of changes in the Common Stock of the Corporation after the Effective Date of the Plan by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization or liquidation: (a) the restrictions provided in Section 4(f) and the requirement of a legend on stock certificates provided in Sections 9 and 10(d) shall apply to any securities issued in connection with any such change in respect of stock which has been granted under the Plan and (b) appropriate adjustments shall be made by the Board of Directors as to (i) the number of shares to be delivered and the Issue Price where such change occurred after the date of the grant but before the date the stock covered by the grant is delivered and (ii) the number and class of shares available under the Plan in the aggregate, which changes shall be made in the same manner as such items are adjusted for purposes of the Contingent Stock Plan of Sealed Air Corporation as then in effect.

	  Section 8. Action by Corporation. Neither the existence of the Plan nor the issuance of Common Stock pursuant thereto shall impair the right of the Corporation or its stockholders to make or effect any adjustments, recapitalizations or other change in the Common Stock referred to in Section 7, any change in the Corporation's business, any issuance of debt obligations or stock by the Corporation or any grant of options on stock of the Corporation.

	  Section 9. Legend on Stock Certificates. Every certificate of Common Stock issued pursuant to the Plan shall, so long as the restrictions imposed by the Plan (including without limitation Section 4(f)) remain in effect, bear a legend in substantially the following form:

	       This certificate and the shares represented hereby are held subject to the terms of the Restricted Stock Plan for Non-Employee Directors of Sealed Air Corporation, which Plan provides that neither the shares issued pursuant thereto, nor any interest therein, may be sold, transferred, pledged, encumbered or otherwise disposed of (including without limitation by way of gift or donation) except in accordance with such Plan. A copy of such Plan is available for inspection at the executive offices of Sealed Air Corporation.

Each Non-Employee Director may surrender to the Corporation the certificate or certificates representing such shares in exchange for a new certificate or certificates, free of the above legend, at any time after either such Non-Employee Director has ceased to be a director of the Corporation or the restriction set forth in Section 4(f) has otherwise ceased to apply to the shares covered by such certificate.

	  Section 10.  Government and Other Regulations and Restrictions.

	  (a) In General. The issuance by the Corporation of any shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

	  (b) Registration of Shares. The Corporation shall use its reasonable commercial efforts to cause the grants of shares of Common Stock to be made pursuant to this Plan to be registered under the Securities Act of 1933, as amended (the "Securities Act"), but shall otherwise be under no obligation to register any shares of Common Stock issued under the Plan under the Securities Act or otherwise. If, at the time any shares of Common Stock are issued pursuant to the Plan, there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering such shares of Common Stock, the Non-Employee Director to whom such shares are to be issued will execute and deliver to the Corporation upon receipt by him or her of any such shares an undertaking, in form and substance satisfactory to the Corporation, that (i) such Non-Employee Director has had access or will, by reason of such person's service as a director of the Corporation, or otherwise, have access to sufficient information concerning the Corporation to enable him or her to evaluate the merits and risks of the acquisition of shares of the Corporation's Common Stock pursuant to the Plan,
(ii) such Non-Employee Director has such knowledge and experience in financial and business matters that such person is capable of evaluating such acquisition, (iii) it is the intention of such Non-Employer Director to acquire and hold such shares for investment and not for the resale or distribution thereof, (iv) such Non-Employer Director will comply with the Securities Act and the Securities Exchange Act with respect to such shares, and (v) such Non-Employer Director will indemnify the Corporation for any costs, liabilities and expenses which the Corporation may sustain by reason of any violation of the Securities Act or the Securities Exchange Act occasioned by any act or omission on his or her part with respect to such shares.

	  (c)  Resale of Shares.  Without limiting the generality of Section 4
(f), shares of Common Stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until either (i) such shares shall have been registered by the Corporation under the Securities Act, (ii) the Corporation shall have received either a "no action" letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Corporation to the effect that such sale, transfer or other disposition of the shares may be effected without such registration, or (iii) such sale, transfer or disposition of the shares is made pursuant to Rule 144 of the General Rules and Regulations promulgated under the Securities Act, as the same may from time to time be in effect, and the Corporation shall have received an opinion of counsel acceptable to the Corporation to such effect.

	  (d) Legend on Certificates. The Corporation may require that any certificate or certificates evidencing shares issued pursuant to the Plan bear a restrictive legend, and be subject to stop-transfer orders or other actions, intended to effect compliance with the Securities Act or any other applicable regulatory measures.

	  Section 11. Corporation's Right to Terminate Retention; Non-Exclusivity. Nothing contained in the Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements or modifying existing compensation arrangements for Non-Employee Directors, subject to stockholder approval if such approval is required by applicable statute, rule or regulation; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any member of the Board of Directors of the Corporation any right to continued membership on the Board of Directors of the Corporation.

	  Section 12. No Rights in Common Stock. No Non-Employee Director or Beneficiary shall have any interest in or be entitled to any voting rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of Common Stock granted pursuant to the Plan unless, and until, shares of Common Stock are actually issued to such person and then only from the date such person becomes the record owner thereof.

	  Section 13. Tax Withholding. The Corporation shall make appropriate provisions for the payment of any Federal, state or local taxes or any other charges that may be required by law to be withheld by reason of a grant or the issuance of shares of Common Stock pursuant to the Plan.

	  Section 14. No Liability. No member of the Board of Directors of the Corporation, nor any officer or employee of the Corporation acting on behalf of the Board of Directors of the Corporation, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of Directors and each and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation.

	  Section 15. Successors. The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

	  Section 16. Subsidiaries. For the purposes of the Plan, the term "Subsidiaries" includes those corporations 50 per cent or more of whose outstanding voting stock is owned or controlled, directly or indirectly, by the Corporation and those partnerships and joint ventures in which the Corporation owns directly or indirectly a 50 per cent or more interest in the capital account or earnings.

	  Section 17. Expenses. The expenses of administering the Plan shall be borne by the Corporation.

	  Section 18.  Pronouns.  Masculine pronouns and other
words of masculine gender shall refer to both men and women.

	  Section 19. Termination and Amendment of the Plan. The Board of Directors may from time to time amend this Plan, or discontinue the Plan or any provisions thereof; provided that no amendment or modification of the Plan shall, without the prior approval of the stockholders of the Corporation:

	       (a) increase the number of shares of Common Stock available for grant under the Plan;

	       (b) materially increase the benefits accruing to participants under the Plan;

	       (c) modify the requirements as to eligibility for participation under the Plan; or

	       (d)  change any of the provisions of this Section
	  19.

No amendment or discontinuation of the Plan or any provision thereof shall, without the written consent of the participant, adversely affect any shares theretofore granted to such participant under the Plan.

	  Section 20.  Effective Date.  The Plan became effective
(the "Effective Date") on May 17, 1991 and was amended as of February 7, 1996.